                                                                    Exhibit 10.5

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                            YOUNG AMERICA CORPORATION

                          -----------------------------

                            STOCK PURCHASE AGREEMENT

                          -----------------------------

                          Dated as of November 25, 1997

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                                                    STOCK PURCHASE AGREEMENT
                                        dated as of November 25, 1997, between
                                        YOUNG AMERICA CORPORATION, a Minnesota
                                        corporation (the "Company"), and ONTARIO
                                        TEACHERS' PENSION PLAN BOARD (the
                                        "Investor").

      The parties are entering into this Agreement to provide for the Company's issuance and sale of shares of its capital stock to the Investor and to set forth certain other agreements between them.

      ACCORDINGLY, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

            AUTHORIZATION, ISSUANCE AND SALE OF SHARES; CLOSING AND
                             DELIVERIES AT CLOSING.

1.1.  Authorization.

      The Company has authorized the issuance and sale to the Investor, upon the terms and subject to the conditions set forth in this Agreement, of 551,000 shares (the "Shares") consisting of 378,273 shares of Class A Stock, $1.00 par value, of the Company (the "Class A Common Stock"), and 172,727 shares of Class C Common Stock, $1.00 par value of the Company (the "Class C Common Stock") (the Class A Common Stock, the Class C Common Stock and the Class B Stock, $1.00 par value, of the Company are sometimes collectively referred to herein as the "Common Stock"). The powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations, and restrictions, of each class of Common Stock are set forth in the Amendment and Restatement of the Articles of Incorporation of the Company (the "Restated Articles") attached hereto as Exhibit A. A copy of the Company's by-laws as in effect on the date hereof (the "By-laws") is attached hereto as Exhibit B.

1.2.  Issuance and Sale of Shares.

      At the Closing (defined below), subject to the terms and conditions hereof and in reliance upon the representations and warranties and agreements contained herein, the Company will issue and sell to the Investor, and the Investor will purchase from the Company, that number of shares of Class A Common Stock and Class C Common Stock set forth opposite the name of the

Investor under columns (A) and (B) on Schedule I at a price of approximately $21.764 per Share.

1.3.  Closing.

      The closing of the transactions contemplated hereby (the "Closing") will take place simultaneously with the execution and delivery of this Agreement. The Closing shall take place at the offices of Dorsey & Whitney, Pillsbury Center South, 220 South 6th Street, Minneapolis, Minnesota.

1.4.  Deliveries at the Closing.

      At the Closing:

      (a) the Company shall deliver to the Investor appropriate stock certificates representing the shares of Class A Common Stock and the shares of Class C Common Stock, as applicable, being acquired by the Investor;

      (b) the Investor shall make a wire transfer to an account designated by the Company of an amount equal to the aggregate purchase price for the Shares being purchased by the Investor as set forth opposite the name of the Investor under column (C) on Schedule I.

      (c) there shall be delivered to the Company and the Investor the respective certificates and other documents required to be delivered to them under Article IV and Article V hereof.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to the Investor as follows:


2.1.  Authorization; Enforceability.

      The Company has full power and authority to execute and deliver this Agreement and the Related Agreements to which it is a party. The execution and delivery by the Company of this Agreement and the Related Agreements and the performance of the obligations of the Company contained herein and therein have been duly authorized by all requisite corporate action of the Company, and this Agreement, and the Related Agreements to which the Company is a party, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws now or hereafter in effect


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relating to creditors' rights and subject to general principles of equity.
"Related Agreements" has the meaning given to such term in the Stockholders' Agreement dated the date hereof among the Company, the Investor, and the other parties named therein (the "Stockholders' Agreement"), a copy of which is attached hereto as Exhibit C. "Laws" means all United States federal, state and local laws, rules, regulations, statutes, ordinances, and all orders, judgments, injunctions, decrees and writs of any court, administrative agency or other governmental body.

2.2.  No Conflict.

      (a) The execution and delivery by the Company of this Agreement and the Related Agreements to which it is a party, its consummation of the transactions contemplated hereby and thereby, and its compliance with the provisions hereof and thereof, will not (a) violate or conflict with the Restated Articles or the By-laws of the Company, (b) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement, lease, security, license, permit, or instrument to which the Company or any subsidiary of the Company is a party, or to which they or any of their assets are subject, (c) result in the imposition of any Encumbrance on any asset of the Company or any subsidiary, other than the restrictions set forth in the Stockholders' Agreement, or (d) violate or conflict with any Laws. "Encumbrance" means any security interest, mortgage, lien, pledge, charge, easement, reservation, restriction, or similar right of any third party.

2.3.  No Consent or Approval Required.

      No consent, approval or authorization of, or declaration to or filing with, any Person is required to be made or obtained by the Company or any subsidiary for the valid authorization, execution and delivery by the Company of this Agreement or for the consummation of the transactions contemplated by this Agreement and the Related Agreements or for the valid authorization, issuance and delivery of the Shares. As used herein, "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision hereof or as disclosed on Schedule 2.5(c)

2.4.  Offering Exemption.

      Based on the truth and accuracy of the investment representations made by the Investor in this Agreement and on the representations made in a similar stock purchase agreement dated the date hereof between the Company and BT Capital Partners, Inc., the offering, sale, and issuance of the Shares are exempt from registration under the Securities Act of 1933, as amended


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("Securities Act") and the rules and regulations promulgated thereunder and qualification under applicable state securities and "blue sky" Laws. The Company has made or will make all requisite filings and has taken or will take all action necessary to comply with such state securities or "blue sky" Laws in connection with the offering, sale and issuance of the Shares.

2.5.  Capitalization.

      (a) The authorized capital stock of the Company consists of 6,000,000 shares of Common Stock, of which 3,000,000 shares are designated Class A Common Stock, 1,500,000 shares are designated Class B Common Stock and 1,500,000 shares are designated Class C Common Stock. Immediately after the Closing, (i) 1,304,389 shares of Class A Common Stock will be issued and outstanding, (ii) 442,884 shares of Class B Common Stock will be issued and outstanding, (iii) 172,727 shares of Class C Common Stock will be issued and outstanding, (iv) 338,824 shares of Class C Common Stock will be reserved for future issuance to executive employees of the Company pursuant to an option plan to be approved by the Board of Directors of the Company, which option plan will have terms substantially similar to those set forth in the term sheet attached hereto as Exhibit D and (v) 615,611 shares of Class A Common Stock will be reserved for future issuance upon conversion of the Class B Common Stock and the Class C Common Stock. Immediately after the Closing, all such issued and outstanding shares of capital stock of the Company will be duly authorized and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. All shares of Class A Common Stock currently reserved for future issuance will, when issued and delivered, be duly authorized and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof.


      (b) Schedule 2.5(b) sets forth, as of the time immediately following the Closing, (i) the name of each record holder of outstanding shares of capital stock of the Company, (ii) the number of such shares (detailed for each type or class of shares) held by each such holder, (iii) stock options of the Company and the number and class of shares of capital stock of the Company subject to the stock options held by each such holder, (iv) outstanding warrants of the Company and the number and class of shares of capital stock of the Company subject to the warrants held by each such holder, (v) the total number of shares of capital stock of the Company, on a fully diluted basis, held by each such holder, and (vi) the percentage ownership interest, on a fully diluted basis, of each such holder.

      (c) Except as set forth in paragraph (a) or (b) above or as disclosed on
Schedule 2.5(c), immediately after the Closing, there will be no outstanding (i) securities convertible into or exchangeable for shares of capital stock of the Company, (ii) options, warrants or other rights to purchase or otherwise


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acquire from the Company shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock, or (iii) other than the Related Agreements, contracts, agreements or commitments relating to the issuance, repurchase or redemption by the Company of any shares of such capital stock, any such convertible or exchangeable securities, or any such options, warrants or other rights. Except as set forth in the Stockholders' Agreement or as disclosed on Schedule 2.5(c), there are no voting trusts, voting agreements, proxies or other agreements, instruments or understandings with respect to the voting of the capital stock of the Company to which the Company or, to the Company's knowledge, any of its stockholders is a party. Except for the rights granted under the Registration Rights Agreement dated the date hereof among the Company, the Investor and the other parties named therein (the "Registration Rights Agreement"), a copy of which is attached hereto as Exhibit E, or as disclosed on Schedule 2.5(c), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities (including debt securities) of the Company.

2.6.  Small Business Concern.

      The Company is a "small business concern" within the meaning of the Small Business Investment Act of 1958 and the regulations promulgated thereunder (the "SBIC Act"), including Title 13, Code of Federal Regulations, ss.121.301. The information set forth in the Small Business Administration Forms 480, 652 and Section A of Form 1031 regarding the Company and delivered in accordance with
Section 4.6 hereof, is true and complete. Neither the Company nor any subsidiary of the Company presently engages in, and shall not hereafter engage in, any activities, nor shall the Company or any subsidiary use directly or indirectly the proceeds from the sale of the Shares for any purpose for which a Small Business Investment Company is prohibited from providing funds by the SBIC Act.

2.7.  Recapitalization Agreement.

      The representations and warranties set within Section 6.2 of the Recapitalization Agreement dated as of the date of Closing among the Company and the other parties named therein (the "Recapitalization Agreement") (a copy of which representations and warranties are attached hereto as Schedule 2.7) are hereby incorporated by reference and the Company hereby expressly restates such representations and warranties as its own. Except as set forth on Schedule 2.7 hereto, all of the representations and warranties contained in the Recapitalization Agreement (including the exhibits and schedules attached thereto) are true and correct in all material respects and the terms of the Recapitalization Agreement have not been revised or amended.


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2.8.  Solvency.

      At and immediately following the consummation of this Agreement and the Related Agreements, and taking into account the transactions contemplated hereby and thereby, the Company will be Solvent (as such term is defined within the Recapitalization Agreement)

2.9.  Brokers.

      Except as set forth on Schedule 2.9, the Company has no fees or other obligations payable to any broker, finder or similar person in connection with this Agreement or any of the transactions contemplated by this Agreement or the Related Agreements.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

      The Investor hereby represents and warrants to the Company as follows:

3.1.  Authorization; Enforceability.

      The Investor has full power and authority to execute and deliver this Agreement and the Related Agreements to which it is a party. The execution and delivery by the Investor of this Agreement and the Related Agreements and the performance of the obligations of the Investor contained herein and therein have been duly authorized by all requisite action on the part of the Investor, and this Agreement, and the Related Agreements to which the Investor is a party, constitute legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights and subject to general principles of equity.

3.2.  No Conflict.

      The execution and delivery by the Investor of this Agreement and the Related Agreements to which it is a party, its consummation of the transactions contemplated hereby and thereby, and its compliance with the provisions hereof and thereof, will not (i) violate any provision of any document or other instrument governing its creation or operation, such as its charter, by-laws, trust agreement or partnership agreement, including any amendments thereto, (ii) violate, conflict with or constitute (with notice or lapse of time or both) a default under, or give


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rise to any right of termination, cancellation or acceleration, under, or result in the creation of any Encumbrance upon the Investor's properties or assets pursuant to, the terms, conditions or provisions of any note, bond, lease, mortgage, indenture, license, agreement or other instrument or obligation to which the Investor is a party or by which the Investor or any of the Investor's properties or assets are bound, or (iii) violate any provision of Law, or any law, statute, rule, regulation, order, judgment, award, writ, injunction or decree of the United States, Canada (including any province or local governing body thereof) applicable to the Investor or any of the Investor's properties or assets.

3.3.  No Consent or Approval Required.

      No permit, authorization, consent or approval of or by, or notification of or filing with, any Person is required to be made or obtained by the Investor in connection with the Investor's valid authorization, execution, delivery and performance of this Agreement and the Related Agreements to which it is a party, other than those permits, authorizations, consents, approvals, notifications or filings which have been or will timely be obtained or made, as the case may be.

3.4.  Investment Representations.

      (a) The Investor understands that (i) the Shares have not been registered under the Securities Act or registered or qualified under applicable state securities laws by reason of their issuance by the Company in a transaction exempt from the registration and qualification requirements of the Securities Act and applicable state securities laws, and (ii) the Shares issued to the Investor must be held by the Investor indefinitely unless a subsequent disposition hereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from such registration or qualification.

      (b) The Investor further understands that, with respect to the Shares, the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investor) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may only afford the basis for sales only in limited amounts.

      (c) The Investor will not transfer the Shares acquired by it hereunder, except in compliance with this Agreement and the Stockholders' Agreement. The Investor is acquiring the Shares to be purchased by it hereunder for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

      (d) The Investor is acquiring the Shares to be purchased by it hereunder for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.


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      (e) The Investor has not employed any broker or finder or similar person in connection with the transactions contemplated by this Agreement.

      (f) The Investor is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

      (g) The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of its investment in the Shares.

      (h) The Investor further understands that this Agreement is made with the Investor in reliance upon its representations to the Company contained in this
Section 3.4.

                                   ARTICLE IV

                   CONDITIONS TO THE INVESTOR'S OBLIGATIONS.

      The obligation of the Investor to consummate the transactions provided in
Article I hereof is subject to the following conditions precedent:

4.1.  Corporate Proceedings.

      All corporate and other proceedings to be taken on the part of the Company and all waivers, consents, approvals, qualifications and/or registrations required to be obtained or effected in connection with the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including, but not limited to, the issuance, sale and delivery by the Company of the Shares, shall have been taken, obtained or effected (except for the filing of any notice subsequent to such Closing which may be required under applicable state securities laws which, if required, shall be filed on a timely basis as may be so required), and all documents incident thereto shall be satisfactory in form and substance to the Investor.

4.2.  Related Agreements; Performance.

      The Investor shall be satisfied, in its sole discretion, that (i) the Related Agreements shall have been duly executed and delivered by each of the Company and the other parties thereto and (ii) that the Company is able to perform its obligations under each of the Related Agreements (including, without limitation, payment of the $375,000 transaction fee due the Investor simultaneous with the Closing).


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4.3.  Consents and Approvals.

      The Investor shall have received from the Company or its subsidiaries, as the case may be, duly executed copies of all consents and approvals required to be obtained in connection with the Related Agreements, in each case in form and substance reasonably satisfactory to the Investor. In addition to the consents and approvals referred to in the foregoing sentence, all consents, authorizations, orders or approvals of, and filings or registrations with, any governmental authority which are required for or in connection with the execution and delivery by each of the parties to this Agreement and the agreements referred to in the foregoing sentence, to which each of them is or will be a party and the consummation of the transactions contemplated thereby shall have been obtained or made and shall be in full force and effect at and as of the Closing.

4.4.  Expenses.

      The Company shall have paid all of the Investor's expenses relating to this Agreement, including the reasonable fees and expenses of special counsel to the Investor; provided, however, that such fees and expenses shall not exceed $50,000.

4.5.  SBA Forms.

      The Company shall have executed each of the Small Business Administration forms referenced in Section 2.6 and the Investor shall have received copies of such executed forms.

4.6.  Opinions; Officer's Certificate.

      The Investor shall have received (i) an opinion of counsel from Dorsey & Whitney LLP, counsel to the Company, in the form of Exhibit F hereto and (ii) a certificate, executed by a duly authorized officer of the Company, that the conditions set forth in this Section 4 have been satisfied.

                                   ARTICLE V

                   CONDITIONS OF OBLIGATIONS OF THE COMPANY.

      The obligation of the Company to consummate the transactions provided in
Article I hereof is subject to the satisfaction of the following conditions precedent:

5.1.  Payment.

      The Investor shall have delivered to the Company the consideration for the Shares purchased by the Investor pursuant


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to this Agreement as set forth opposite the name of the Investor under column
(C) on Schedule I.

5.2.  Related Agreements.

      The Related Agreements shall have been duly executed and delivered by the Investor (as applicable) and the other parties thereto.

                                   ARTICLE VI

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

6.1.  Survival.

      The representations and warranties of the parties set forth herein shall survive the Closing until May 24, 1999. All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement shall constitute representations and warranties by the Company under this Agreement.

6.2.  Indemnification.

      (a) The Company shall indemnify, defend and hold the Investor harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from (i) the breach of any of the representations or warranties of the Company herein made to such Person and (ii) the breach or nonperformance of any of the covenants or agreements made herein by the Company.

      (b) The Investor shall defend and hold the Company harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from (i) the breach of any of the representations or warranties of the Investor herein made to the Company and (ii) the breach or nonperformance of any of the covenants or agreements made herein by the Investor.


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                                  ARTICLE VII

                                 MISCELLANEOUS.

7.1.  Securities Opinion.

      The Company agrees to use its commercially reasonable efforts to cause its counsel to issue to the Investor, on or before December 5, 1997, a reasoned opinion reasonably satisfactory to the Investor with respect to the exemption of the issuance of the Shares hereunder in reliance on the representations and warranties of the Investor hereunder from the registration requirements of the Securities Act of 1933, as amended.

7.2.  Assignment.

      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives. Anything contained herein to the contrary notwithstanding, unless otherwise expressly provided in this Agreement, neither this Agreement nor any right or obligation hereunder of any party may be assigned or delegated without the prior written consent of the other parties hereto; provided, however, that the Investor may assign this Agreement or its rights or obligations hereunder to any of its Affiliates or to each Person to whom or which the Investor transferred his, her or its Shares in a Permitted Transfer ("Affiliates" and "Permitted Transfer" are defined in the Stockholders' Agreement) without the prior written consent of any other party hereto.

7.3.  Entire Agreement.

      This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

7.4.  Notices.

      All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one business day after being sent by reputable overnight courier (charges prepaid) (regardless of whether the recipient refuses to accept delivery), (c) five business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid (regardless of whether the recipient refuses to accept delivery) or (d) when sent to the


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recipient by facsimile (followed promptly by personal, courier or certified or registered mail delivery). Deliveries should be directed as follows:

      If to the Company, to:

                  Young America Corporation
                  c/o BT Capital Partners, Inc.
                  130 Liberty Street
                  Mail Stop 2255
                  New York, New York 10006
                  Telephone: (212) 250-8412
                  Telecopy:  (212) 250-7651
                  Attention: Richard Gersten;

                  if to the Investor to the address of the Investor set forth on Schedule I:

                  with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York 10022
                  Telephone: 212-909-6000
                  Telecopy:  212-909-6836
                  Attention: Franci J. Blassberg, Esq.

7.5.  Amendments.

      The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the Company and the Investor.

7.6.  Counterparts.

      This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

7.7.  Governing Law; Jurisdiction; Venue; Process.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York and shall be construed without regard to (i) any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York and (ii) any presumption or other rule requiring the construction of an agreement against the party causing it to be drafted. Any


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legal action in a proceeding brought in accordance with this Section shall be brought in either Hennepin County, Minnesota, in the courts of the State of Minnesota or of the United States District Court for the District of Minnesota, or in New York, New York, in the courts of the State of New York or of the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection which they may now or hereafter have to laying of venue of any actions or proceedings arising out of or in connection with this Agreement or any Related Agreement, brought in the courts referred to above and hereby further irrevocably waive and agree, not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

7.8.  Waivers.

      Any condition to a party's obligations hereunder may only be waived in writing by such party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

7.9.  Notices under Recapitalization Agreement.

      The Company shall promptly provide to the Investor copies of all notices, requests or other written communications received by the Company with respect to any matter relating to Articles 13, 14 or 15 of the Recapitalization Agreement.

                                      ****


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

      IN WITNESS WHEREOF, each of the undersigned has caused this Stock Purchase Agreement to be executed as of the date first written above.

                                        YOUNG AMERICA CORPORATION


                                        By: /s/ Charles D. Weil
                                           --------------------------------
                                           Name:  Charles D. Weil
                                           Title: President

                                        ONTARIO TEACHERS' PENSION
                                        PLAN BOARD


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, each of the undersigned has caused this Stock Purchase Agreement to be executed as of the date first written above.

                                        YOUNG AMERICA CORPORATION


                                        By:
                                           --------------------------------
                                           Name:  Charles D. Weil
                                           Title: President

                                        ONTARIO TEACHERS' PENSION
                                        PLAN BOARD


                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: Portfolio Manager

                                   Schedule I

                                 (A)              (B)               (C)
Name                           Class A          Class C          Aggregate
Investor                     Common Stock     Common Stock    Purchase Price
--------                     ------------     ------------    --------------
ONTARIO TEACHERS' PENSION      378,273          172,727         $11,992,015
PLAN BOARD
5650 Yonge Street
North York, Ontario
M2M 4H5
Fax:  (416) 730-5374
Tel.: (416) 730-5330
Attention: Portfolio Manager,
           Merchant Banking and
           Counsel, Investments